                                    ITEM 7(B)
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                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS


M. Bernard Aidinoff                        Sullivan & Cromwell
                                           125 Broad Street
                                           New York, New York  10004

Lloyd M. Bentsen                           2600 Texas Commerce Tower
                                           600 Travis Street
                                           Houston, Texas  77002

Marshall A. Cohen                          The Molson Companies Limited
                                           40 King Street West
                                           Toronto, Ontario M5H 3Z5

Barber B. Conable, Jr.                     P.O. Box 218
                                           Alexander, New York  14005

Martin Feldstein                           National Bureau of Economic
                                             Research, Inc.
                                           1050 Massachusetts Avenue
                                           Cambridge, Massachusetts  02138

Houghton Freeman                           American International Group, Inc.
                                           70 Pine Street
                                           New York, New York  10270

Leslie L. Gonda                            International Lease Finance
                                             Corporation
                                           1999 Avenue of the Stars
                                           Los Angeles, California  90067

M. R. Greenberg                            American International Group, Inc.
                                           70 Pine Street
                                           New York, New York  10270

Carla A. Hills                             Hills & Company
                                           1200 19th Street, N.W. - 5th Fl.
                                           Washington, DC  20036

Frank Hoenmeyer                            7 Harwood Drive
                                           Madison, New Jersey  07940
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                       AMERICAN INTERNATIONAL GROUP, INC.

                                   DIRECTORS


John I. Howell                               Indian Rock Corporation
                                             P.O. Box 2606
                                             Greenwich, Connecticut

Edward E. Matthews                           American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

Dean P. Phypers                              220 Rosebrook Road
                                             New Canaan, Connecticut  06840

John J. Roberts                              American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

Ernest E. Stempel                            American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  12070

Thomas R. Tizzio                             American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270


Honorary Directors

Marion E. Fajen                              5608 North Waterbury Road
                                             Des Moines, Iowa  50312

The Honorable Douglas                        2101 Connecticut Ave., N.W.
  MacArthur, II                              Washington, DC  20008
                                             Apartment #4

Edwin A.G. Manton                            American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

K.K. Tse                                     American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270
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                       AMERICAN INTERNATIONAL GROUP, INC.

              EXECUTIVE OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


M.R. Greenberg                               Chairman & Chief Executive Officer
 70 Pine Street
 New York, New York  10270

Edward E. Matthews                           Vice Chairman - Finance
 70 Pine Street
 New York, New York  10270

John J. Roberts                              Vice Chairman - External Affairs
 70 Pine Street
 New York, New York  10270

Ernest E. Stempel                            Vice Chairman - Life Insurance
 70 Pine Street
 New York, New York  10270

Thomas R. Tizzio                             President
 70 Pine Street
 New York, New York  10270

Edwin A.G. Manton                            Senior Advisor
 70 Pine Street
 New York, New York  12070

Evan G. Greenberg                            Executive Vice President -
 70 Pine Street                               Foreign General Insurance
 New York, New York  10270

Robert Sandler                               Executive Vice President, Senior
 70 Pine Street                               Casualty Actuary & Senior Claims
 New York, New York  12070                    Officer

Howard Smith                                 Executive Vice President &
 70 Pine Street                               Comptroller
 New York, New York  12070

Edmund S.W. Tse                              Executive Vice President - Life
 1 Stubbs Road                                Insurance
 Hong Kong
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                       AMERICAN INTERNATIONAL GROUP, INC.

              EXECUTIVE OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


Lawrence W. English                           Senior Vice President -
 70 Pine Street                                Administration
 New York, New York  10270

Axel I. Freudmann                             Senior Vice President -
 72 Wall Street                                Human Resources
 New York, New York  10270

Win J. Neuger                                 Senior Vice President & Chief
 70 Pine Street                                Investment Officer
 New York, New York  12070

Petros K. Sabatacakis                         Senior Vice President -
 70 Pine Street                                Financial Services
 New York, New York  12070

William D. Smith                              Senior Vice President -
 70 Pine Street                                Domestic General Insurance
 New York, New York  10270

Florence A. Davis                             Vice President & General Counsel
 70 Pine Street
 New York, New York  10270

Robert E. Lewis                               Vice President & Chief Credit
 70 Pine Street                                Officer
 New York, New York  10270

Frank Petralito II                            Vice President & Director of Taxes
 70 Pine Street
 New York, New York  10270

Kathleen E. Shannon                           Vice President, Secretary &
 70 Pine Street                                Associate General Counsel
 New York, New York  10270

John T. Wooster, Jr.                          Vice President - Communications
 72 Wall Street
 New York, New York  10270
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                       AMERICAN INTERNATIONAL GROUP, INC.

              EXECUTIVE OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


William N. Dooley                              Treasurer
 70 Pine Street
 New York, New York  10270
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                        STARR INTERNATIONAL COMPANY, INC.

                         EXECUTIVE OFFICERS & DIRECTORS


Houghton Freeman                                70 Pine Street
Director                                        New York, New York  10270

Maurice R. Greenberg                            70 Pine Street
Director & Chairman of                          New York, New York  10270
the Board

Joseph C.H. Johnson                             American International Building
Executive Vice President                        Richmond Road
 & Treasurer                                    Pembroke 543 Bermuda

Edwin A.G. Manton                               70 Pine Street
Director                                        New York, New York  10270

Edward E. Matthews                              70 Pine Street
Director                                        New York, New York  10270

L. Michael Murphy                               American International Building
Director & Secretary                            Richmond Road
                                                Pembroke  543d Bermuda

John J. Roberts                                 70 Pine Street
Director                                        New York, New York  12070

Robert M. Sandler                               70 Pine Street
Director                                        New York, New York  10270

Ernest E. Stempel                               70 Pine Street
Director & President                            New York, New York  10270

Thomas R. Tizzio                                70 Pine Street
Director                                        New York, New York  10270

Edmund Tse                                      1 Stubbs Road
Director                                        Hong Kong
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                              THE STARR FOUNDATION

                         EXECUTIVE OFFICERS & DIRECTORS


M.R. Greenberg                                 70 Pine Street
Director and Chairman                          New York, New York  10270

T.C. Hsu                                       70 Pine Street
Director and President                         New York, New York  10270

Marion Breen                                   70 Pine Street
Director and Vice President                    New York, New York  10270

John J. Roberts                                70 Pine Street
Director                                       New York, New York  10270

Ernest E. Stempel                              70 Pine Street
Director                                       New York, New York  10270

Houghton Freeman                               70 Pine Street
Director                                       New York, New York  10270

Edwin A.G. Manton                              70 Pine Street
Director                                       New York, New York  10270

Gladys Thomas                                  70 Pine Street
Vice President                                 New York, New York  10270

Frank Tengi                                    70 Pine Street
Treasurer                                      New York, New York  10270

Ida Galler                                     70 Pine Street
Secretary                                      New York, New York  10270
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                             C.V. STARR & CO., INC.

                         EXECUTIVE OFFICERS & DIRECTORS


Houghton Freeman                               70 Pine Street
Director & Senior Vice                         New York, New York  10270
President

Evan G. Greenberg                              70 Pine Street
Director & Vice President                      New York, New York  10270

Maurice R. Greenberg                           70 Pine Street
Director, President &                          New York, New York  10270
Chief Executive Officer

Edwin A.G. Manton                              70 Pine Street
Director                                       New York, New York  10270

Edward E. Matthews                             70 Pine Street
Director, Senior Vice                          New York, New York  10270
President & Secretary

John J. Roberts                                70 Pine Street
Director & Senior Vice                         New York, New York  10270
President

Robert M. Sandler                              70 Pine Street
Director & Vice President                      New York, New York  10270

Howard I. Smith                                70 Pine Street
Director & Vice President                      New York, New York  10270

Ernest E. Stempel                              70 Pine Street
Director & Senior Vice                         New York, New York  10270
President

Thomas R. Tizzio                               70 Pine Street
Director & Vice President                      New York, New York  10270

Edmund S.W. Tse                                1 Stubbs Road
Director & Vice President                      Hong Kong

Stephen Y.N. Tse                               70 Pine Street
Director & Vice President                      New York, New York  10270
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                             C.V. STARR & CO., INC.

                         EXECUTIVE OFFICERS & DIRECTORS


Gary Nitzsche                                 70 Pine Street
Treasurer                                     New York, New York  10270